                                                                      EXHIBIT 21

                                   SUBSIDIARIES OF
                              HILTON HOTELS CORPORATION


                                                                     STATE OR COUNTRY
A.  WHOLLY-OWNED SUBSIDIARIES                                        OF INCORPORATION
-----------------------------                                        ----------------
Bally Biloxi, Inc. (11)                                              Mississippi
Bally Corporation (4)                                                Illinois
Bally Data Systems, Inc.                                             Illinois
Bally Indiana, Inc. (4) (11)                                         Indiana
Bally Manufacturing Corporation                                      Delaware
Bally Warwick, Inc. (4) (12)                                         New Jersey
Bally's Casino Chicago, Inc. (4) (11)                                Delaware
Bally's Casino Holdings, Inc. (13)                                   Delaware
Bally's Casino Indiana, Inc. (4) (11)                                Indiana
Bally's CHLV, Inc. (14)                                              Delaware
Bally's Entertainment Florida, Inc. (4) (11)                         Florida
Bally's Florida Casino, Inc. (4) (11)                                Florida
Bally's Grand Management Co., Inc. (14)                              Nevada
Bally's Intermediate Casino Holdings, Inc. (14)                      Delaware
Bally's Intermediate Sub, Inc.                                       Delaware
Bally's Limited (Chicago), Inc. (4) (11)                             Delaware
Bally's Louisiana, Inc. (11)                                         Louisiana
Bally's Louisiana II, Inc. (4) (11)                                  Louisiana
Bally's Manager, Inc. (11)                                           Maryland
Bally's Maryland, Inc.                                               Maryland
Bally's Mexico, Inc. (4) (11)                                        Delaware
Bally's Ontario Casinos, Inc. (4) (14)                               Ontario, Canada
Bally's Operator, Inc. (11)                                          Delaware
Bally's Park Place Funding, Inc. (15)                                Delaware
Bally's Park Place, Inc. (14)                                        Delaware
Bally's Park Place, Inc.(16)                                         New Jersey
Bally's Park Place Realty Co. (4) (12)                               New Jersey
Bally's Philadelphia, Inc. (11)                                      Pennsylvania
Bally's Renaissance Harbor, Inc. (4) (11)                            Illinois
Bally's Sub, Inc. (17)                                               Delaware
Bally's Tunica, Inc. (11)                                            Mississippi
Benco, Inc. (1)                                                      Nevada
B.W. Realty Corp. (12)                                               New Jersey
Conrad International (Egypt) Corporation (2) (5)                     Nevada
Conrad International (Indonesia) Corporation (2) (5)                 Nevada
Conrad International (Spain) Corporation (2) (5)                     Nevada
Conrad International (Thailand) Corporation (2) (5)                  Nevada


                                                                     STATE OR COUNTRY
A.   WHOLLY-OWNED SUBSIDIARIES                                       OF INCORPORATION
-----------------------------                                        ----------------
(CONTINUED)
Conrad International (Thailand) Limited (9)                          Thailand
Conrad International Hotels Corporation (3)                          Nevada
Conrad International Hotels (HK) Ltd. (5)                            Hong Kong
Conrad International Hotels Limited (2) (6)                          Ireland
Conrad International Investment Corporation (3)                      Nevada
Conrad International Investment (Jakarta) Corporation (9)            Nevada
Conrad International Management Services (Singapore) Pte Ltd (5)     Singapore
Conrad International Royalty Corporation (3)                         Nevada
Destination Resorts, Inc.                                            Arizona
Flamingo Hilton Corporation (1)                                      Nevada
Flamingo Hilton-Laughlin, Inc. (7)                                   Nevada
Flamingo Hilton - Reno, Inc. (1)                                     Nevada
Florida Locally Approved Gaming, Inc. (4) (19)                       Florida
GNF, Corp. (18)                                                      New Jersey
GNOC, Corp.                                                          New Jersey
Grand Vacations Realty, Inc. (10)                                    Delaware
Hapeville Investors, Inc.                                            Delaware
Hilton 12897 Corporation                                             Nevada
Hilton Chicago Corporation                                           Nevada
Hilton D.C. Corporation                                              Nevada
Hilton Employee Relief Fund                                          California
Hilton Equipment Corporation                                         Delaware
Hilton Gaming Corporation                                            Nevada
Hilton Gaming (Switzerland County) Corporation   (1)                 Indiana
Hilton Hawaii Corporation                                            Delaware
Hilton Holdings, Inc.                                                Nevada
Hilton Hotels Partners I, Inc.                                       Delaware
Hilton Hotels Partners II, Inc.                                      Delaware
Hilton Hotels U.S.A., Inc.                                           Delaware
Hilton Inns, Inc.                                                    Delaware
Hilton Insurance Corporation                                         Vermont
Hilton Kansas City Corporation (1)                                   Missouri
Hilton New Jersey Corporation (1) (2)                                New Jersey
Hilton New Orleans Corporation (1)                                   Louisiana
Hilton New York Corporation                                          Nevada
Hilton Pennsylvania Hotel Corporation                                Delaware
Hilton Recreation, Inc.                                              Delaware
Hilton Resorts Corporation                                           Delaware
Hilton San Diego Corporation                                         California
Hilton San Francisco Corporation                                     Nevada
Hilton Suites, Inc.                                                  Delaware
Hilton Supersports, Inc. (1) (4)                                     Nevada
Hilton Systems, Inc.                                                 Nevada
Hilton Washington Corporation                                        New York

                                                                     STATE OR COUNTRY
A.   WHOLLY-OWNED SUBSIDIARIES                                       OF INCORPORATION
-----------------------------                                        ----------------
(CONTINUED)
HKC Advertising, Inc.  (8)                                           Missouri
HKC Partners, Inc.  (8)                                              Missouri
Hotels Statler Company, Inc.                                         Delaware
Kenner Investors, Inc.                                               Delaware
Las Vegas Hilton Corporation (1)                                     Nevada
Paris Casino Corp.                                                   Nevada
Reno Hilton Resort Corporation (1)                                   Nevada
The BAC 1-11 Corporation (1)                                         Nevada
The Beverly Hilton Corporation (2)                                   California
The Hotel Waldorf-Astoria Corporation (2)                            New York
The New Yorker Hotel Corporation (2)                                 New York
The Palmer House Hilton Hotel Company (2)                            Illinois

-------------------------------------------------------------------------------

(1) Indirect ownership. Wholly-owned by Hilton Gaming Corporation, which is wholly-owned by Hilton Hotels Corporation.

(2)      Nameholding company.

(3) Indirect ownership. Wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by Hilton Hotels Corporation.

(4)      Inactive corporation.

(5) Indirect ownership. Wholly-owned by Conrad International Hotels Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by Hilton Hotels Corporation.

(6) Indirect ownership. Wholly-owned by Conrad International Royalty Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by Hilton Hotels Corporation.

(7) Indirect ownership. Wholly-owned by Flamingo Hilton Corporation, which is wholly-owned by Hilton Gaming Corporation, which is wholly-owned by Hilton Hotels Corporation.

(8) Indirect ownership. Wholly-owned by Hilton Kansas City Corporation, which is wholly-owned by Hilton Gaming Corporation, which is wholly-owned by Hilton Hotels Corporation.

(9) Indirect ownership. Wholly-owned by Conrad International Investment Corporation, which is wholly-owned by Hilton Hotels U.S.A., Inc., which is wholly-owned by Hilton Hotels Corporation.

(10) This corporation is wholly-owned by Hilton Grand Vacations Company, a joint venture which is 50%-owned by Hilton Hotels Corporation and 50%-owned by Hilton Resorts Corporation, which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(11) Indirect ownership. Wholly-owned by Bally's Intermediate Casino Holdings, Inc., which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(12) Indirect ownership. Wholly-owned by Bally's Park Place, Inc. (a New Jersey corp.), which is wholly-owned by Bally's Park Place, Inc. (a Delaware corp.), which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(13) Indirect ownership. Wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(14) Indirect ownership. Wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(15) Indirect ownership. Wholly-owned by Bally's Park Place, Inc. (a Delaware corp.), which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation

(16) Indirect ownership. Wholly-owned by Bally's Park Place, Inc. (a Delaware corp.), which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(17) Indirect ownership. Wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(18) Indirect ownership. Wholly-owned by GNOC, Corp., which is wholly-owned by Hilton Hotels Corporation.

(19) This corporation was formed in 1994 to serve as a political action committee to promote the passage of pro-gaming legislation in Florida.

                                                         %            STATE OR COUNTRY
B.  PARTIALLY-OWNED SUBSIDIARIES                      OWNERSHIP       OF INCORPORATION
--------------------------------                      ---------       -----------------
Bally's Casino Management, Inc. (14)                See (14) below.         Nevada

Bally's Grand, Inc. (15)                               84.738               Delaware

Bally's Grand Laundry Corporation (16)              See (16) below.         Nevada

Bally's Grand Property Sub I, Inc.  (4) (16)        See (16) below.         Nevada

Bally's Grand Property Sub II, Inc. (16)            See (16) below.         Nevada

Bally's International
 Marketing Corporation (16)                         See (16) below.         Nevada

Baluma Holdings S.A. (1)                               43                   The Bahamas

Baluma S.A. (2)                                     See (2) below.          Uruguay

Belle of Orleans, L.L.C. (20)                          49.9                 Louisiana

Capital Hilton, L.L.C. (18)                            99.9                 New York

Compass Computer Services, Inc.                        50                   Delaware

Earlsfort Centre Hotel Proprietors
    Limited   (3)                                      14.7                 Ireland

Grand Reservation Services, Inc. (16)               See (16) below.         Nevada

Grand Resorts, Inc. (16)                            See (16) below.         Nevada

Grand Resorts Sub I, Inc. (17)                      See (17) below.         Nevada

Hilton HHonors Worldwide, L.L.C. (19)                  50                   Delaware

Hilton Marketing Worldwide, L.L.C. (19)                50                   Delaware

Hilton Reservations Worldwide, L.L.C. (19)             50                   Delaware

Hilton Service Corporation (19)                        51                   Delaware

Indiana Ventures LLC (5)                               48.5                 Nevada

International Company for
  Touristic Investments, S.A.E. (6)                    10                   Egypt

                                                         %            STATE OR COUNTRY
B.  PARTIALLY-OWNED SUBSIDIARIES                      OWNERSHIP       OF INCORPORATION
--------------------------------                      ---------       -----------------
           (CONTINUED)
Jupiters Limited (7)                                See (7) below.          Australia

Jupiters Management Limited (4) (8)                      66.6               Australia

On Command Corporation                                    7.8               Delaware

Pinnacle Gaming Development Corp.  (9)                   48.5               Colorado

Rye Hilton, L.L.C. (18)                                  99.9               New York

SKA Investments, L.L.C.                                 100                 Delaware

Switzerland County Development Corp. (10)                48.5               Nevada

Washington Hilton, L.L.C. (18)                           99.9               New York

Washington Hilton Racquet Club (11)                      50                 District of Columbia

Windsor Casino Finance Limited (12)                      50                 Ontario, Canada

Windsor Casino Limited (12)                              50                 Ontario, Canada

Windsor Casino Supplies Limited (12)                     50                 Ontario, Canada

Yeditepe Beynelmilel Otelcilik                           25                 Turkey
Turizm Ve Ticaret Anonim Sirketi
(Seven Hills International Hotel,
Tourism and Trade, A.S.)  (13)

-------------------------------------------------------------------------------

(1) This corporation is 43%-owned by Conrad International Investment Corporation, which is a wholly-owned subsidiary of Hilton
         Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(2) This corporation is 99.9%-owned by Baluma Holdings S.A., a Bahamas corporation [see (4) below.] The remaining .1% is owned by Conrad International Hotels Corporation, which is a wholly-owned subsidiary of Hilton Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(3) This corporation is 14.7%-owned by Conrad International Investment Corporation, which is a wholly-owned subsidiary of Hilton Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(4)      Inactive corporation.

(5) This limited-liability company is 48.5%-owned by Hilton Gaming (Switzerland County) Corporation, which is a wholly-owned subsidiary of Hilton Gaming Corporation, which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(6) This corporation is 10%-owned by Conrad International Investment Corporation, which is a wholly-owned subsidiary of Hilton Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(7) This corporation is 18.35%-owned by Conrad International Investment Corporation ("CIIC")and 1.56%-owned by Conrad International Hotels Corporation ("CIHC"). Both CIIC and CIHC are wholly-owned by Hilton Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(8) This corporation is 66.6%-owned by Conrad International Investment Corporation, which is a wholly-owned subsidiary of Hilton Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(9) This corporation is a wholly-owned subsidiary of Switzerland County Development Corp., which is a wholly-owned subsidiary of Indiana Ventures LLC, which is 48.5%-owned by Hilton Gaming (Switzerland County) Corporation, which is a wholly-owned subsidiary of Hilton Gaming Corporation, which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(10) Formerly named Conrad (New Zealand) Corporation. This corporation is a wholly-owned subsidiary of Indiana Ventures LLC, which is 48.5%-owned by Hilton Gaming (Switzerland County) Corporation, which is a wholly-owned subsidiary of Hilton Gaming Corporation, which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(11) This non-profit corporation is 50%-owned by Hilton Washington Corporation, which is a wholly-owned subsidiary of Hilton Hotels Corporation. The remaining 50% is held by The Prudential Insurance Company of America.

(12) This corporation is 50%-owned by Conrad International Investment Corporation, which is a wholly-owned subsidiary of Hilton Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(13) This corporation is 25%-owned by Conrad International Investment Corporation, which is a wholly-owned subsidiary of Hilton Hotels U.S.A., Inc., which is a wholly-owned subsidiary of Hilton Hotels Corporation.

(14) Wholly-owned by Bally's Grand Property Sub I, Inc., which is wholly-owned by Bally's Grand, Inc., which is 84.738% - owned by Bally's CHLV, Inc., which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(15) 84.738% - owned by Bally's CHLV, Inc., which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation. The remainder of the Corporation's shares are publicly held, primarily by large institutional investors. Such publicly held shares are traded on the NASDAQ stock exchange.

(16) Wholly-owned by Bally's Grand, Inc., which is 84.738% - owned by Bally's CHLV, Inc., which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(17) Wholly-owned by Grand Resorts, Inc., which is wholly-owned by Bally's Grand, Inc., which is 84.738%-owned by Bally's CHLV, Inc., which is wholly-owned by Bally's Casino Holdings, Inc., which is wholly-owned by Bally's Sub, Inc., which is wholly-owned by Bally's Intermediate Sub, Inc., which is wholly-owned by Hilton Hotels Corporation.

(18) The remaining ownership interest is held by The Prudential Insurance Company of America.

(19)     The remaining ownership interest is held by Hilton International Co.

(20)     49.9%-owned by Bally's Louisiana, Inc.



                                                      STATE OF
C.  AFFILIATES                                        INCORPORATION

Hilton Beverage Corporation                           Louisiana
New Orleans Hilton Beverage Corporation               Louisiana


These special purpose "affiliate" corporations were formed in connection with the operation of beverage service at particular hotels. Hilton Hotels Corporation does not directly or indirectly own any of the shares of these corporations.